Exhibit 99.1

Caesars
Entertainment

Forward Looking Statements
Certain information in this presentation and discussed on the conference call which this presentation accompanies constitutes forward-looking information within the meaning of the
Private Securities Litigation Reform Act of 1995. This information is based on the Company’s current expectations and actual results could vary materially depending on risks and uncertainties that may affect the Company’s operations, markets, services, prices and other factors as discussed in the Company’s filings with the Securities and Exchange Commission.
These risks and uncertainties include, but are not limited to, industry and economic conditions, and competitive, legal, governmental and technological factors. There is no assurance that the Company’s expectations will be realized.
The forward-looking information in this presentation and discussed on the conference call which this presentation accompanies reflects the opinion of management as of today. Please be advised that developments subsequent to this call are likely to cause this information to become outdated with the passage of time. The Company assumes no obligation to update any forward-looking information contained in this presentation or discussed on the conference call which this presentation accompanies should circumstances change, except as otherwise required by securities and other applicable laws.

Use of Non-GAAP Measures
The following non-GAAP measures will be used in the presentation and discussed on the conference call which this presentation accompanies:

•	Adjusted EBITDA/EBITDAR and Adjusted EBITDA Margin
•	Property EBITDA
•	CEC + CEOC, or enterprise-wide financial measures

Definitions of these non-GAAP measures, reconciliations to their nearest GAAP measures, and the reasons management believes these measures provide useful information for investors, can be found on Slide 4 and in the Appendix to this presentation, beginning on Slide 31.

3

Important Information About
Presentation of Results
On January 15, 2015, Caesars Entertainment Operating Company, Inc. (‘CEOC”) filed a voluntary bankruptcy petition under Chapter 11 of the United
States Bankruptcy Code, resulting in the deconsolidation of CEOC effective as of such date. As such, amounts presented in this presentation exclude the operating results of CEOC subsequent to January 15, 2015, unless otherwise stated, and analysis of our operating results in this presentation and as may be discussed on the conference call which this presentation accompanies include those components that remain in the consolidated Caesars Entertainment
Corporation (“CEC”) entity subsequent to the deconsolidation of CEOC. “CEC” represents Caesars Entertainment Resort Properties, LLC (“CERP”), Caesars
Growth Partners, LLC (“CGP”) and associated parent company and elimination adjustments that represent the current Caesars Entertainment Corporation consolidated structure. Through June 30, 2016, we aggregated the operating segments within CGP into two separate reportable segments: CGP Casino
Properties and Caesars Interactive Entertainment (“CIE”). On September 23, 2016, CIE sold its social and mobile games business (the “SMG Business”) for cash consideration of $4.4 billion, subject to customary purchase price adjustments, and retained only its World Series of Poker (“WSOP”) and regulated online real money gaming businesses. The SMG Business represented the majority of CIE’s operations and is being classified as a discontinued operation for all periods presented effective in the third quarter of 2016. After excluding the SMG Business from CIE’s continuing operations, CIE is no longer considered a separate reportable segment from CGP Casinos based on management’s view. Therefore, CGP Casinos and CIE have been combined for all periods presented to form the CGP segment.
However, we are also providing certain supplemental information as if we had continued to consolidate CEOC throughout the second quarter of 2017.
This information includes both stand-alone CEOC financials and key metrics for the second quarter of 2017, and certain financial information for CEC as if
CEOC remained a consolidated entity during the quarter. This information within this presentation may be different from CEOC’s standalone results separately provided due to immaterial adjustments, rounding, and basis of presentation differences. CEC has committed to a material amount of payments to support CEOC’s restructuring, which would result in the reacquisition of CEOC’s operations if the restructuring is made on terms consistent with the current Restructuring Support Agreements to which CEC is a party (“RSAs”) and the Third Amended Joint Plan of Reorganization confirmed by the
Bankruptcy Court on January 15, 2017 (the “Plan”). In addition, compensation of management is in part determined by reference to certain of such financial information. As a result, we believe this supplemental information is useful to investors who are trying to understand the results of the entire
“Caesars” enterprise, including CEOC and consistent with the management services provided across the system’s properties.
As a result of the deconsolidation of CEOC, CEC generates no direct economic benefits from CEOC’s results. This supplemental information is non-GAAP. It is not preferable to GAAP results provided elsewhere in this presentation or discussed on the conference call this presentation accompanies, but is used by management as an analytical tool to assess the results of all properties owned, managed or branded by a Caesars entity, regardless of consolidation.
Additionally, the results are not necessarily indicative of future performance or of the results that would be reported should the reorganization of CEOC contemplated by the RSAs and the Plan be successfully completed.
Supplemental materials have been posted on the Caesars Entertainment Investor Relations website at
http://investor.caesars.com/financials.cfm

4

Important Information
About Projections
The projections contained in this presentation represent projections for the CEC entity post-Merger and Emergence, or “New CEC” (the “New CEC
Projections”). Upon the request of CEC and CAC, Caesars Enterprise Services (“CES”) management and personnel that provide corporate and management services to CEC’s and CAC’s respective properties (“CES Management”) prepared and developed the New CEC Projections, with input from CEC, CEOC, CAC, and others, as applicable, during the annual budgeting cycle in late 2016 and are consistent with the 2017 annual plan and corresponding long range plan. The New CEC Projections do not incorporate any impact or adjustments to projections based on current 2017 year-todate performance. Additionally, the New CEC Projections reflect CES Management’s judgment (at the time the projections were prepared) of future operating and business conditions, which are subject to change.
Although CES Management believes its assumptions to be reasonable, it is important to note that CEC and CAC can provide no assurance that such assumptions will be realized. Projections include a range of outcomes by their nature. The New CEC Projections were prepared to include projections that CES Management believed, at the time of preparation in 2017, to be the most likely case. CEC and CAC have not included nor does CEC or CAC anticipate including the associated ranges. The New CEC Projections include certain information that represents non-GAAP measures. CEC and CAC are unable to reconcile Adjusted EBITDAR, which is a forward-looking non-GAAP measure, to its nearest GAAP measure because the nearest GAAP financial measure is not accessible on a forward-looking basis, as described further below. The New CEC Projections did not include, among other things, the following material items:

•	Fair Value adjustments and the related income statement effects required as a result of the reacquisition of CEOC and its consolidation by CEC subsequent to CEOC’s Emergence from bankruptcy;

•	The effect of the adoption of ASU 2014-09, Revenue from Contracts With Customers (Topic 606), which CEC is required to adopt by January 1, 2018;
•	The effect of the adoption of ASU 2016-02, Leases (Topic 842), which CEC is required to adopt by January 1, 2019;
•	Depreciation expense on a GAAP basis as the New CEC Projections are prepared at a much higher level than GAAP would prescribe;
•	Stock compensation expense as the New CEC Projections do not include expected future grants; and
•	Adjustments that may be required if future changes are made to consolidation conclusions.

Because the items noted above are expected to have a material effect on the GAAP results, the nearest GAAP financial measure, Net Income, is unavailable without an unreasonable effort.
Although presented with numerical specificity, the New CEC Projections reflect numerous assumptions and estimates as to future events made by CES
Management. The long range projections assume organic top line growth of 2.0%—3.0% across the New CEC portfolio, 1.75% per annum fixed cost increases, and renovation of hotel room product at many of CEC’s Las Vegas properties during the forecast period. Although acquisitions, divestitures, and development prospects are regularly evaluated by CEC and CAC, the New CEC Projections do not include any costs or contributions from these

5	inorganic opportunities due to the speculative nature of such prospects.

Important Information
About Projections (continued)
The New CEC Projections included in this presentation are not fact and should not be relied upon as being necessarily indicative of future results, and readers of this information are cautioned not to place undue reliance thereon. Neither CEC’s independent auditors nor any other independent accountants have compiled, examined, or performed any procedures with respect to the New CEC Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the New CEC Projections. The assumptions and estimates underlying the projected financial information are inherently uncertain and, though considered reasonable by CES Management as of the date of the projected financial information’s preparation, are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the New CEC Projections. Accordingly, there can be no assurance that the New CEC Projections are indicative of the future performance of CEC or that actual results will not differ materially from those presented in the New CEC Projections. Inclusion of the New CEC
Projections in this presentation should not be regarded as a representation by any person that the results contained in the New CEC Projections will be achieved.

6

Positioned to Take Advantage of Strong Macro Trends in Las Vegas

CAESARS ENTERTAINMENT

LAS VEGAS FUNDAMENTALS ARE STRONG

2006 – 2016

- **+10%** VISITATION TO 42.9M
- **+1.1M** TOTAL DEPLANED AIR PASSENGERS
- **+11%** ROOM NIGHTS OCCUPIED
- **+5%** AVERAGE ROOM RATE

POST EMERGENCE, CZR WILL HAVE SIGNIFICANT LAS VEGAS EXPOSURE

2016 PROPERTY EBITDA

ADJUSTED FOR EXPECTED FULL-YEAR LEASE PAYMENT TO REIT[1]


66%
LAS VEGAS[2]
3%
OTHER[4]
31%
NON-LAS VEGAS DOMESTIC[3]

NOTE: Las Vegas market growth data sourced from the Las Vegas Convention and Visitor Authority "LVCVA" and University of Nevada Las Vegas, Center for Gaming Research.

1. Caesars pro-forma EBITDA post expected annual property lease/rent payments totaling $640 mm to the REIT in the year following emergence.
2. Las Vegas property EBITDA is less Caesars Palace Las Vegas expected annual rent of $165 million in the year following emergence.
3. Regional property EBITDA is less expected annual rent of $465 million in the year following emergence.
4. Other property EBITDA is less expected annual rent payment of $10 million for golf courses in the year following emergence.

7

Aligned With Significant Shifts in Las
Vegas Market Drivers
More people visiting for broader
experiences outside of gaming
We have shifted with these trends
with innovative non-gaming offerings
GAMING
REVENUES
LAS VEGAS
-4.1%
NON-GAMING
REVENUES
LAS VEGAS
+25.0%
Las Vegas gaming revenues
declined between 2006 and 2016
while non-gaming revenues
significantly increased
45%
55%
2006 2016
Gaming Non-Gaming
TOTAL
REVENUES
LAS VEGAS
+12.9%

8

53%
47%
CAESARS ENTERTAINTMENT
LAS VEGAS REVENUES
NOTE: Las Vegas market revenue growth data sourced from the University of Nevada Las Vegas, Center for Gaming Research.

Our
Transformation
Cornerstone
Initiatives
Primed For
Growth

Delivering Strong Performance
ENTERPRISE WIDE FINANCIAL & OPERATIONAL HIGHLIGHTS1
+$718 M
ADJUSTED EBITDA
IMPROVEMENT
+773bps
ADJUSTED
EBITDA MARGIN
>$2 B
AGGREGATE CAPITAL
DEPLOYED
~$16 B
EXPECTED
REDUCTION
IN DEBT 2
Note: All information is displayed on an enterprise wide basis, which is defined as CEC + CEOC; Reflects sale of CIE SMG business.
1. Metrics measure change from 2014 to Q2 2017 TTM.
2. Reduction in financial debt is enterprise wide total $25.6 billion less $9.6 billion upon emergence, not adjusted for lease liability.

Transformational Financial Execution
Management generated ~$718 million of incremental EBITDA while CEOC operated in bankruptcy
NET REVENUE
$ MI L L I O N S
+2.3%
CAGR
$7,967
20141 Q2 2017 LTM
1.9%
CAGR
Note: All information is displayed on an enterprise wide (CEC + CEOC) basis.
1. As CEC consolidated CEOC for the full year 2014, this represents US GAAP.
EBITDA MARGIN
$ MI L L I O N S
ADJUSTED EBITDA &
+773 bps +20.4%
CAGR
$2,180
$1,462
2014 Q2 2017 LTM
18.4%
26.1%
+17.3%
CAGR

$8,358

Overall customer service
score at an all-time high
Currently at our highest
employee satisfaction scores
OVERALL SERVICE SCORE1
A N N U A L T I E R W E I G H T E D S H A R E O F A ’ S
EMPLOYEE OPINION SURVEY2
1. Overall Service raw score profile increase from 2014 to 2015 partially attributable to change from 5-point to 10-point scale; 2015 was baselined to account for the scale change.
2. Employee Opinion Survey score ranges from 1 (less favorable) to 5 (more favorable); adjustments to the survey’s methodology were introduced in 2015.
54.1%
55.3%
56.6%
67.3% 68.6%
2012 2013 2014 2015 2016
4.09 4.09
4.14
4.19
4.23
2012 2013 2014 2015 2016
Record Customer and Employee
Engagement Support Strong Performance

Our
Transformation
Cornerstone
Initiatives
Primed For
Growth

Our Plan to Maximize Performance
Invigorating
hospitality and
loyalty marketing
programs
Investing in
Caesars’
infrastructure
to enhance
long-term value
Instituting a
continuous
improvement-focused
operating model
Inspiring a sales
and service
culture
CORNERSTONE INITIATIVES

50M+ 7%
TOTAL REWARDS
MEMBERS
1M+
‘PLAY BY TR’
APP INSTALLS
INCREASE IN
VIP REVENUE
#1 Gaming Position
in the U.S.
NOTE: VIP represents $400+ players

Invigorating Hospitality and Loyalty Marketing Programs

Invigorating Hospitality and Loyalty Marketing Programs

Total Rewards Loyalty Program Enhances Customer Engagement and Consolidates Play

Total Rewards properties capture more than their fair share of gaming revenues

"FAIR SHARE" ANALYSIS OF KEY LOCATIONS

ACTUAL VS "EXPECTED" REVENUE, Q2 2017



"Fair Share" 100%
149%
144%
137%
121%
119%
118%
117%
108%
95%
85%
OTHER NEVADA
TUNICA
NEW ORLEANS
KANSAS CITY
NW LOUISIANA
INDIANA/ ILLINOIS
GULF COAST
LAS VEGAS
IOWA
ATLANTIC CITY/ PHILADELPHIA

Total Rewards' "network effect" can have powerful impacts on property performance

IMPACTS OF PARTICIPATING IN TOTAL REWARDS

12 MONTHS PRIOR VS. 12 MONTHS POST



232%
49%
23%
27%
26%
19%
14%
5%
PLANET HOLLYWOOD
ACQUIRED 2009
FLAMINGO
ACQUIRED 2006
EBITDA
GROSS GAMING REVENUE
RETAIL REVENUE
F&B REVENUE

Note: "Fair Share" is defined as expected share of revenue based on number of units in the location; Data for Iowa, Indiana/Illinois, Kansas City, New Orleans and NW Louisiana are based on gross gaming revenue; all other markets are based on net gaming revenue.

16

Investing in Hotel Product,
Gaming and Non-Gaming
Offerings to Drive Revenue
Growth

Investing in Caesars’ Infrastructure to Enhance Long-Term Value

Recapitalization of Hotel Room Product
Offers Additional Hotel Revenue Upside
LAS VEGAS RENOVATION TIMELINE
C U M U L A T I V E R O O M S
>15K Las Vegas Room Renovations Over Five Years
RENOVATED NON-RENOVATED2
2014 2015 2016 2017E 2018E-
2020E
25,000
20,000
15,000
10,000
5,000
0 9%
15%
32%
50%
88%
Planet Hollywood, Harrah’s Atlantic City,
Horseshoe Southern Indiana completed
Caesars Palace Las Vegas, Harrah’s Las Vegas,
Harrah’s New Orleans, Flamingo Las Vegas,
Laughlin and Bally’s Las Vegas projects underway
~6,000 Room Renovations in 2017

Investing in Caesars’ Infrastructure to Enhance Long-Term Value

Investing in Caesars’ Infrastructure to Enhance Long-Term Value
Maintaining Our Leadership in Gaming
BUILDING ON OUR STRONG GAMING PLATFORMS THROUGH INNOVATIVE OFFERINGS
Largest gaming position in the U.S.
Working to change traditional slot and table play with new features, such as the implementation of side bets
First to offer skills-based gambling machines, in partnership with Gamblit, Gameco &
Sci Games
Enhancing gaming floor rewards through Play by TR app
Testing new technologies and platforms to enhance relationships with our existing customer base while engaging a new generation of gamers
ONLINE WORLD
SERIES OF POKER
MOBILE
GAMBLING
SPORTS BETTING
PLATFORMS
FANTASY
SPORTS
ESPORTS
EVENTS
VIRTUAL REALITY
EXPERIENCES

MR CHOW GORDON
RAMSAY
BOBBY
FLAY
NOBU
MATSUHISA
GIADA DE
LAURENTIIS
GUY
FIERI
STEVE
MARTORANO
GUY
SAVOY
Average 210% increase in revenue of restaurant location when introducing celebrity chef concept
Investing in Caesars’ Infrastructure to Enhance Long-Term Value
New and Unique Food & Beverage Offerings
Boost Traffic and Revenue Across Our Properties

Investing in Caesars’ Infrastructure to Enhance Long-Term Value
First-Class Entertainment that
Appeals to a Broad Customer Base
MAKING OUR LAS VEGAS VENUES THE DESTINATION FOR ENTERTAINMENT THIS SUMMER
Jennifer Lopez: ALL I HAVE achieved second-highest average ticket price worldwide in Q2
“Circus1903: The Golden Age of Circus” now at Paris Las Vegas after successful runs in New York and Los Angeles
Backstreet Boys announced extension of their successful “Larger Than Life” AXIS residency into 2018
First rock band residency at The Colosseum at Caesars Palace featuring the iconic The Who
BUILDING ON OUR SUCCESSFUL HEADLINER RESIDENCY STRATEGY

Net Revenue per
Full-Time Employee
Increased +22% from
2014-2016
Instituting A Continuous Improvement-Focused Operating Model

Note: Change in Net Revenue per FTE is on an enterprise wide (CEC + CEOC) basis, from 2014 to 2016.

Instituting A Continuous Improvement-Focused Operating Model

We Have Deployed a More Efficient Operating Model to Improve Performance

Significant operating enhancements and a culture of continuous improvement has delivered record marketing efficiency and strong margin gains

- Rollout of technology enhancements
- Centralization of functions and shared services
- Lean efficiency initiatives and process engineering
- Optimization of marketing programs


MARKETING SPEND AS A % OF NET REVENUE[1]
27%
23%
22%
2014
2015
2016


NET REVENUE PER FULL-TIME EMPLOYEE
$ THOUSANDS
+22%
$167
$194
$204
2014
2015
2016

1. Marketing spend includes reel rewards while excluding customer discounts and match play. Net revenue excludes reel rewards.

23

Our Success is Underpinned
by Strong Customer and
Employee Engagement
Inspiring A Sales and Service Culture

j+7% in non-gaming revenue per
full time employee in 2016
jPositive shift in guest perception
of employees suggestions
jFurther sharpen sales skills and
increase accountability
jInitial roll out in Las Vegas
properties and Call Center
43,000 guest facing employees
participated in proprietary sales
and service training
Additional training underway
for employees in selling roles to
support further top line upside
Inspiring A Sales and Service Culture
Sales Training Programs
Continue to Grow Revenue

Primed For
Growth
Our
Transformation
Cornerstone
Initiatives

Significant Opportunity for
Continued Growth in
Free Cash Flow Generation

CAESARS ENTERTAINMENT

Strong Free Cash Flow Generation

ENTERPRISE WIDE (CEC + CEOC) ILLUSTRATIVE FREE CASH FLOW

$ MILLIONS

Q2 2017 LTM Enterprise Wide Adjusted EBITDA[1]	**$2,180**
Less Steady State Capital Expenditure[2]	425
Less Expected Lease Payments[3]	640
Less Expected Interest Expense[4]	512
Steady State Potential Discretionary Free Cash Flow	**$603**

- Revenue initiatives and improved operating model has driven improvement in cash flow

Note: All information is displayed on an enterprise wide basis. See slide 33 for details on the presentation of FCF.

1. Enterprise wide Adjusted EBITDA figures exclude CIE SMG Business. See Appendix for Adjusted EBITDA reconciliation.
2. We plan to spend ~$670 million this year, and in the next few years that will drop to $500-580 million as we continue to capture the ADR upside opportunity still available across some of properties. Over the longer-term, we estimate steady state capex for the enterprise to be ~$425 million.
3. Expected lease expense which assumes $640 million rent payment to the REIT in the year following emergence.
4. Interest Expense: Pro forma projected interest reflecting CERP and CGPH Term Loan repricings plus upper end of estimated additional savings of $100-125 million as a result of other potential debt refinancings.

28

Significantly Reduce Leverage and Cost of Capital Upon Emergence

New CEC Emergence Projected Credit Statistics


DEBT[1]
$ BILLIONS
$23.5
$14.7
WITH CAPITALIZED LEASE AND CONVERT
$8.5
BASE
2014
PROJECTED AT EMERGENCE
CAPITALIZED LEASE
CONVERT


NET LEVERAGE[1,2]
DEBT/ADJUSTED EBITDAR
14.0x
5.7x
WITH CAPITALIZED LEASE AND CONVERT[3]
4.2x
BASE[4]
2014
PROJECTED AT EMERGENCE
CAPITALIZED LEASE
CONVERT


FIXED CHARGES[5]
$ MILLIONS
$2,670
$1,152
$512
INTEREST EXPENSE
$640
RENT
2014
PROJECTED AT EMERGENCE

1. Reflects sale of CIE SMG business and includes capitalized lease obligation at emergence as referenced in the 8k filed June 5, 2017.
2. 2014 leverage based on debt as of December 31, 2014 and 2014 Adjusted EBITDA.
3. Projected net leverage at emergence with convert based on projected debt of $9.6 bn and capitalized lease obligation as referenced in the 8k filed June 5, 2017 & 2Q FY17 LTM Adjusted EBITDA.
4. Projected net leverage at emergence without convert and capitalized lease obligation as referenced in the 8k filed June 5, 2017 based on projected debt of $14.7 bn less $1.1 bn projected convert less $5.1bn capitalized lease obligation & 2Q FY17 LTM Adjusted EBITDA less projected annual rent payment of $640 mm to REIT in the year following emergence.
5. Fixed charges assume interest expense of: CEC 2016 actual interest expense, pro forma projected interest reflecting CERP and CGPH Term Loan repricing plus upper end of estimated additional savings of $100-125 million as a result of other potential debt refinancings.

29

Emergence Significantly
Reduces Balance Sheet
Leverage, Unlocking New
Opportunities for Growth

Expand Distribution Network
GLOBAL
DEVELOPMENT
LAS VEGAS
REAL ESTATE
DEVELOPMENT
TRADITIONAL
M&A
BRANDING
AND
LICENSING

Optimize Network in Domestic and
International Landscapes
Domestic Landscape International Landscape
M&ATRANSACTIONS M&A VOLUME
ANNOUNCED1
Active M&A environment in Gaming sector
Resolution of bankruptcy and improved
capital structure will enhance flexibility for M&A
$4.2
Considering gaming legislation
Experience working in South America via Punta
del Este joint venture
Bidding environment values integrity,
collaboration and partnerships, all CZR strengths
Preliminary approval for foreigners-only destination
received
SOUTH KOREA
JAPAN
BRAZIL
1. Source: Financial community research

4
8
1

$1.7
$1.3
2014 2015 2016 2014 2015 2016

Las Vegas Asset Activation
DEVELOP & MONETIZE
UNDERUTILIZED ASSETS
Real estate portfolio
includes large
undeveloped commercial
scale properties adjacent
to the Las Vegas strip
~7 acres
IN FRONT OF CAESARS PALACE
~39 acres
ADJACENT TO THE LINQ
~50 acres
ADJACENT TO BALLY’S, PARIS &
PLANET HOLLYWOOD

Strongest Loyalty Program in
the Gaming Industry
Significant Presence in
Growing Las Vegas
Proven Management
Execution
Strong Free Cash Flow
Profile
Network Expansion
Opportunities
Caesars Entertainment Remains
Well Placed to Create Value

Implied Multiple vs. 2018 Peer Group
$11.70
61 million
8.7%
$8.2
7.6
Total Enterprise Value $15.8
Plus: Capitalized Rent Expense 5.0
Total Enterprise Value (+Capitalized Leases) $20.8
Pro Forma 2018 EBITDAR 2.4
Implied TEV/EBITDAR Multiple 8.8x
13.1x
13.0x
10.9x
12.3x
10.6x
10.2x
9.4x
7.5x
6.9x
8.9x
Caesars 8.8x
Total Average 10.2x
CURRENT IMPLIED TRADING MULTIPLE – CZR STOCK PEERS 2018E EBITDAR MULTIPLES
$ B I L L I O N S , E X C E P T S H A R E D A T A
Sources: CZR SEC filings, Bloomberg
Wynn Resorts
Las Vegas Sands
MGM
Destination GroupAverage
Churchill Downs
Red Rock Resorts
Boyd Gaming
CZR Share Price (9/12/17)
CEC shares of Non-Sponsor Holders
Implied Market Capitalization
Ownership for CEC Non-Sponsor Holders
Equity Value
Plus: Net Debt
$ 0.71

Penn
Pinnacle
Regional Average
Excluding Caesars

Appendix

Caesars Operating Structure
Post Emergence
Note: Simplified structure chart does not reflect the intermediate companies for each casino property.
CES
PUBLIC STOCKHOLDERS
CZR
New CEOC CERP CGP

Appendix: Presentation of FCF
Free Cash Flow is defined as the cash generated after paying expenses required to maintain operations and is comprised of Adjusted EBITDA less (i) expected steady state capital expenditures, (ii) expected lease payments, and (iii) expected interest expense. Management believes that Free Cash Flow is a useful measure to describe the Company’s financial performance and measures the Company’s ability to generate additional cash from business operations. Projected data is used by management to provide meaningful financial information on a forward-looking basis by adjusting for (i) expected steady state capital expenditures, which are estimated at $425 million; (ii) expected lease payments, which assumes
$640 million rent payment to the REIT in the year following emergence; and (iii) estimated interest expense of $512 million, which reflects the CERP and CGPH Term Loan repricings plus estimated additional savings as a result of other potential debt refinancing. The Company expects capital expenditures to be higher in the short-term ($670 million are expected for 2017 dropping to $500 million to $580 million a few years thereafter), but believes capital expenditures will decline over the next few years as the Company continues to capture the ADR upside opportunity available at some properties.
Free cash flow is considered a non-GAAP financial measure and should not be construed as an alternative to net income/(loss) as an indicator of operation performance or an alternative to cash flow provided by operating activities as a measure of liquidity as determined by U.S. GAAP. Because not all companies use identical calculations, the presentation of Free Cash Flow may not be comparable to other similarly titled measures of other companies.

Reconciliation Of Non-GAAP
Information: Notes
Because we deconsolidated CEOC upon its Chapter 11 filing we are also providing certain supplemental information as if we had continued to consolidate CEOC throughout the second quarter of 2017. This information includes both stand-alone CEOC financials and key metrics for the second quarter of 2017, and certain financial information for CEC as if CEOC remained a consolidated entity during the quarter. This information within this presentation may be different from CEOC’s standalone results separately provided due to immaterial adjustments, rounding, and basis of presentation differences. CEC has committed to a material amount of payments to support
CEOC’s restructuring, which would result in the reacquisition of CEOC’s operations if the restructuring is made on terms consistent with Restructuring Support Agreements to which CEC is a party (“RSAs”) and the Third Amended
Joint Plan of Reorganization confirmed by the Bankruptcy Court on January 15, 2017 (the “Plan”). In addition, compensation of management is in part determined by reference to certain of such financial information. As a result, we believe this supplemental information is useful to investors who are trying to understand the results of the entire “Caesars” enterprise, including CEOC and consistent with the management services provided across the system’s properties.

•	As a result of the above, “CEC” in the following reconciliations represents GAAP results for CEC as reported for the period ended June 30, 2017 and 2016.

•	As a result of the above, “CEC+CEOC” in the following reconciliations represents Non-GAAP results as it includes

CEOC for both the 2016 and 2017 periods.

Reconciliation Of Non-GAAP Information: Q2 2017 LTM Adjusted EBITDA

CAESARS ENTERTAINMENT CORPORATION
SUPPLEMENTAL INFORMATION
RECONCILIATION OF NET INCOME/(LOSS) ATTRIBUTABLE TO CAESARS ENTERTAINMENT CORPORATION TO LTM PROPERTY EBITDA AND LTM ADJUSTED EBITDA

(In millions)	(1) Six Months Ended June 30, 2017	(2) Six Months Ended June 30, 2016	(3) Year Ended December 31, 2016	(3)-(2)+(1) LTM June 30, 2017
Net income/(loss) attributable to company	$ (1,988)	$ (2,385)	$ (3,569)	$ (3,172)
Net income/(loss) attributable to non-controlling interests	38	68	822	792
Net income from discontinued operations	-	(58)	(3,380)	(3,322)
Income tax (benefit)/provision	103	10	27	120
Restructuring of CEOC and other [(a)]	1,873	2,263	5,758	5,368
Interest expense	289	301	599	587
Income/(loss) from operations	315	199	257	373
Depreciation and amortization	198	215	439	422
Other operating costs [(b)]	15	42	89	62
Corporate expense	73	81	166	158
CIE stock-based compensation	-	43	189	146
Property EBITDAR	**$ 601**	**$ 580**	**$ 1,140**	**$ 1,161**
Corporate expense	(73)	(235)	(226)	(158)
Stock-based compensation expense [(c)]	15	24	40	31
Other items [(d)]	20	28	56	48
Adjusted EBITDAR, CEC	**$ 563**	**$ 397**	**$ 1,010**	**$ 1,082**
Adjusted EBITDA Margin, CEC	28.7%	20.4%	26.1%	27.7%
Adjusted EBITDAR, CEOC [(e)]	**$ 553**	**$ 595**	**$ 1,140**	**$ 1,098**
Adjusted EBITDA Margin, CEOC	25.4%	26.4%	25.1%	24.6%
Adjusted EBITDAR, CEC + CEOC	**$ 1,116**	**$ 992**	**$ 2,150**	**$ 2,180**
Adjusted EBITDA Margin, CEC + CEOC	27.0%	23.6%	25.5%	26.1%
Rent expense	-	-	-	-
Adjusted EBITDA	**$ 1,116**	**$ 992**	**$ 2,150**	**$ 2,180**

40

Reconciliation Of Non-GAAP Information:
2014 Adjusted EBITDA
(In millions) 2014
Net income/(loss) attributable to company $ (2,783)
Net income/(loss) attributable to non-controlling interests (83)
Net income from discontinued operations 143
Income tax (benefit)/provision (596)
Restructuring of CEOC and other (a) 95
Interest expense 2,669
Income/(loss) from operations (555)
Depreciation and amortization 658
Impairments of goodwill 695
Impairments of tangible and intangible assets 299
Other operating costs (b) 203
Corporate expense 232
CIE stock-based compensation 49
EBITDA attributable to discontinued operations (7)
Property EBITDAR $ 1,574
Corporate expense (232)
Stock-based compensation expense (c) 45
Other items (d) 75
Adjusted EBITDAR $ 1,462
Adjusted EBITDA Margin 18.4%
Rent expense -
Adjusted EBITDA $ 1,462
CAESARS ENTERTAINMENT CORPORATION
SUPPLEMENTAL INFORMATION
RECONCILIATION OF NET INCOME/(LOSS) ATTRIBUTABLE TO CAESARS ENTERTAINMENT CORPORATION
TO LTM PROPERTY EBITDA AND LTM ADJUSTED EBITDA

Reconciliation Of Non-GAAP Information:
LTM Q2 2017 Net Revenue
(In millions)

(1)	(2) (3) (3)-(2)+(1)

Six Months
Ended June
30, 2017
Six Months
Ended June 30,
2016
Year Ended
December 31,
2016
LTM
June 30,
2017
Other (7) (9) (15) (13)
CEC $ 1,965 $ 1,942 $ 3 ,877 $ 3,900
CEOC (e) 2,173 2,256 4,541 4,458
CEC + CEOC $ 4,138 $ 4,198 $ 8 ,418 $ 8,358
Net Revenues by Entity
CAESARS ENTERTAINMENT CORPORATION
SUPPLEMENTAL INFORMATION
RECONCILIATION OF NET REVENUES TO CAESARS ENTERTAINMENT CORPORATION

Reconciliation Of Non-GAAP
Information: Notes
Adjusted EBITDA is defined as EBITDA further adjusted to exclude certain non-cash and other items as exhibited in the above reconciliation, and is presented as a supplemental measure of the Company’s performance. Management believes that Adjusted EBITDA provides investors with additional information and allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the Company. In addition, compensation of management is in part determined by reference to certain of such financial information. As a result, we believe this supplemental information is useful to investors who are trying to understand the results of the Company.
Adjusted EBITDA Margin is the ratio of Adjusted EBITDA to Net Revenue and is presented for the same reasons as Adjusted EBITDA noted above.
Because not all companies use identical calculations, the presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.
a) Primarily represents CEC’s estimated costs in connection with the restructuring of CEOC.
b) Amounts primarily represent costs incurred in connection with property openings and expansion projects at existing properties, costs associated with the development activities and reorganization activities, and/or recoveries associated with such items.
c) Amounts represent stock-based compensation expense related to shares, stock options, and restricted stock units granted to the Company’s employees.
d) Amounts represent add-backs and deductions from EBITDA permitted under certain indentures. Such add-backs and deductions include litigation awards and settlements, costs associated with CEOC’s restructuring and related litigation, severance and relocation costs, sign-on and retention bonuses, permit remediation costs, and business optimization expenses.
e) Includes eliminations of intercompany transactions and other consolidating adjustments.

CAESARS ENTERTAINMENT